SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                December 26, 2000


                    RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
           (Exact name of the registrant as specified in it's charter)

                                333-42510                    41-1955181

Delaware               (Commission File Number)            (I.R.S. Employee
(State or other                                            Identification No.)
jurisdiction of
incorporation)

8400 Normandale Lake Boulevard                                    55437
Minneapolis, Minnesota                                         (Zip Code)
(Address of Principal
 Executive Offices)

Registrant's telephone number, including area code
(612) 832-7000

Item 5.  Other Events


See the respective monthly reports, each reflecting the required information for the December, 2000 distribution to holders of the following series of Conduit Mortgage Pass-Through Certificates.



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Master Serviced by Residential Funding Corporation

2000-HL1  RAMP  2000-RS1 RAMP 2000-RS2 RAMP 2000-RS3 RAMP 2000-RZ1 RAMP 2000-RZ2
RAMP






Item 7.  Financial Statements and Exhibits

(a)  Not applicable
(b)  Not applicable
(c)  See Item 5.



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                                   SIGNATURES

Pursuant to the requirements of the Securities ExchangeAct of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.


 By:    /s/  Davee Olson
 Name:  Davee Olson
Title:  Chief Financial Officer
Dated:  December 26, 2000






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